T. Rowe Price
Mid-Cap Growth Portfolio

Semiannual Report

June 30, 1999

Dear Investor

The U.S. stock market continued its long, upward climb in the first half of 1999. Large-company stocks, as measured by the S&P 500, continued to lead the market, gaining 12.38% compared with 6.87% for the S&P MidCap Index. However, this result masked a strong resurgence by small- and mid-cap stocks starting in April.


Performance Comparison
Periods Ended 6/30/99                       6 Months          12 Months
--------------------------------------------------------------------------------

Mid-Cap Growth Portfolio                     11.21%            16.21%

S&P MidCap Index                              6.87             17.18

Russell Midcap Growth Index                  14.19             20.31

Lipper Variable Annuity
Underlying Mid Cap
Funds Average                                13.00             17.27


     After a 22.08% gain in 1998, the Mid-Cap Growth Portfolio rose a solid 11.21% in the first half of 1999, as shown in the table. This result exceeded the return of the S&P MidCap Index, but lagged the Russell Midcap Growth Index and the Lipper Variable Annuity Underlying Mid Cap Funds Average. For the 12-month period, the fund rose 16.21%, a good return in absolute terms but behind the various benchmarks.

Market Environment

     The U.S. economy continued its robust growth in the first half, driven by exuberant consumer spending. Unemployment hovered close to 30-year lows; consumer confidence measures were at record highs; and the savings rate dipped below zero for the first time, meaning that Americans were actually disinvesting. Asian economies began to strengthen somewhat, and energy prices rebounded sharply from their lows of last December. Since weak Asian demand and low energy prices have been two of the key underpinnings of the disinflationary environment of the last couple of years, investors sold bonds, causing interest rates to rise from about 5% at year-end to about 6% at the end of June. The Federal Reserve, in an effort to preempt the first hints of inflation, nudged up short-term interest rates on June 30, the first such increase in two years. While markets are often affected by events in Washington, the impeachment process effectively paralyzed the political agenda for the last year.

     The stock market's first-half rally came in spite of rising interest rates. Sentiment remained ebullient, especially toward technology stocks-and Internet stocks in particular. Technology stocks gained over 30% in the first half, and have now more than doubled from their lows of October 1998. The Internet sector rose about 50% in the first half, although these stocks had a volatile second quarter that ended with a slight overall decline. The quarterly lows for many of these stocks were less than half of their highs for the quarter. This was a speculative market, and the best-performing stocks tended to be those with slim prospects of earnings or cash flows in the intermediate future.

     Beyond the Internet, the big story of the first half may have been the resurgence of small- and mid-cap stocks after more than five years of large-cap hegemony. While large-caps continued their outperformance in the first quarter, the market's leadership changed abruptly in April, and small-caps, mid-caps, and cyclicals outperformed in the second quarter. It is not yet certain whether the small- and mid-cap move was simply a technical bounce from the lowest relative valuations in 40 years, reached in March, or an inflection point at which investors began to recognize the attractiveness of these sectors.


Portfolio Review

     Given the magnitude of the technology rally, it is not surprising that technology stocks represented four of the top 10 contributors to the portfolio's performance in the first half, even though our technology positions tend to be smaller than the average position in the fund. We do this to reduce specific stock risk and dampen the portfolio's volatility. The top technology contributors in the half included SCI Systems, a leading electronic manufacturing outsourcing company that we bought at depressed prices this spring, and Xilinx, a leading specialty semiconductor company that is benefiting from strong demand and a new product cycle.

     The two top contributors to performance for both the 6- and 12-month periods were companies that are benefiting from the use of technology. The best performer was Western Wireless, a leading rural cellular service provider in the mountain states, which is posting strong subscriber growth. It recently spun out to its shareholders a subsidiary, VoiceStream Wireless, an urban wireless company that we believe has a chance to leverage its regional operation to become a much more valuable national wireless provider. The portfolio's second-best contributor was longtime holding Circuit City Stores, a leading consumer electronics retailer. The stock nearly doubled in the first half as investors realized that the company was beginning to benefit from a huge new wave of products such as digital televisions, digital video disc players, and digital camcorders.

     The worst detractor to first half performance was Network Associates, a network security software company that fell well short of earnings expectations after stumbling badly integrating several acquisitions. We eliminated the stock. The second-worst performer in the period was Omnicare, a provider of pharmaceuticals and related services to nursing homes. The company recently announced disappointing earnings related to changes in Medicare reimbursement policies. Investor sentiment toward the health care services sector is extremely negative (note that four of our worst 10 performers this year are in this segment). The basic issue is that everyone favors more and better health care, but no one wants to pay for it. The federal government, as the largest payer, is squeezing the revenues of many of these companies. Nevertheless, we believe that valuations in this sector are overly depressed, and that the stocks of the better companies, like Omnicare, will recover and perform well over time.

     As we noted in previous reports, the merger boom in Corporate America continues to have an effect on the portfolio at the margin. In the last six months, another half dozen or so of our holdings have been acquired or announced they were being acquired, including Alza, General Nutrition, Omnipoint, Saville Systems, Outdoor Systems, and Richfood Holdings. While we never invest in a company simply because we think it might be an acquisition candidate, our valuation discipline tends to lead us to companies that are attractive to corporate acquirers.

     The portfolio remains well diversified across industry sectors. We sold some of our technology holdings as the sector appreciated. Significant new holdings since our last report include Republic Services Group, a solid waste company, Ingram Micro, a leading electronics distributor, and NOVA, a credit card processor.

Investment Strategy and Outlook

Sector Diversification

                                         12/31/98          6/30/99
--------------------------------------------------------------------------------

Financial                                   10%               9%

Health Care                                 11                12

Consumer                                    19                20

Technology                                  15                12

Business Services                           29                30

Energy                                       2                 3

Industrial                                   4                 5

Basic Materials                              -                 -

Reserves                                    10                 9
--------------------------------------------------------------------------------


     Though the Mid-Cap Growth Portfolio's first half performance was roughly in line with its various benchmarks, this was not as strong a period as many others in the fund's history. This is primarily attributable to our lack of emphasis on technology and telecommunications, particularly the high-flying Internet and telecommunications companies where we view valuations as proble-matic. While we have benefited somewhat from Internet-related investments, we find ourselves increasingly on the sidelines because valuations appear high. Although we feel a bit like wallflowers at a boisterous party, in the past we have found that maintaining valuation discipline under similar circumstances has been rewarded in the long run.

     We have stated before that we view the Internet as one of the great technological advances of the modern age. In rapid fashion, the Internet is transforming paradigms across industries just as profoundly as the changes triggered by the development of national transportation and communications networks and the introduction of electricity in the late nineteenth century. Many industries and companies will experience great leaps in efficiency that will change business processes, alter pricing structures, and upset the status quo. Nevertheless, a speculative frenzy has developed in our capital markets, where the normal market discipline of demanding profitability, or at least a roadmap to positive cash flow, has not applied to Internet companies. The current collective wisdom advocates massive spending to build first mover advantages and gain category dominance. While this sounds impressive, profitability must follow within a reasonable time frame, or else we will find that significant companies have been built on business models lacking long-term viability. This might be analogous to building a house without a foundation.

     Some of the current Internet favorites may prove to be the blue chip companies of the new century. However, many will flounder and even disappear. The current beneficent environment for Internet stocks will likely end long before we have to sort out the winners from the losers. However, the longer the current speculation persists, the more Internet spending will affect non-Internet companies, positively and negatively. For instance, while the broadcasting industry is benefiting mightily from Internet advertising, bookstores are suffering from slower growth as Internet retailers garner incremental share, albeit at prices that do not appear to be viable in the long run.

     Moving beyond the Internet, we believe that earnings growth remains the key driver to continued small- and mid-cap outperformance relative to larger companies. The fact of the matter is that large U.S. companies have grown their earnings at a faster rate than small- and mid-caps over the last few years. This is a direct outgrowth, in our opinion, of a revolution in American corporate management philosophy that emphasizes efficiency, return on investment, and shareholder value. Large-company earnings have grown much faster than sales over this period, and the key question is, How long can this last? At some point, the higher internal growth of small- and mid-cap companies will be recognized, probably as large-cap earnings momentum begins to slow. Even though mid-cap stocks have recovered slightly from their record low relative valuations in April, we believe they remain compelling in comparison with large-caps. We continue to believe that the Mid-Cap Growth Portfolio remains well positioned to achieve attractive returns over time.

     On a final note, we are delighted to report that John Wakeman has been named executive vice president of the fund. John has been an integral part of the fund management team since the fund's inception, and this appointment recognizes his substantial contribution and role.

     Respectfully submitted,



     Brian W.H. Berghuis
     President and
     Chairman of the Investment Advisory Committee



     John F. Wakeman
     Executive Vice President

     July 19, 1999


Portfolio Highlights

Twenty-Five Largest Holdings

                                                 Percent of
                                                 Net Assets
                                                    6/30/99
--------------------------------------------------------------------------------

Circuit City Stores                                    2.5%

Affiliated Computer Services                           2.0

Galileo International                                  1.8

Republic Services                                      1.8

NOVA                                                   1.8

Waddell & Reed Financial                               1.7

Warnaco Group                                          1.6

SCI Systems                                            1.6

Western Wireless                                       1.6

Jones Apparel Group                                    1.5

Analog Devices                                         1.4

Outdoor Systems                                        1.4

Whole Food Markets                                     1.4

Suiza Foods                                            1.4

BJ Services                                            1.4

VoiceStream Wireless                                   1.4

U.S. Foodservice                                       1.4

Royal Caribbean Cruises                                1.3

Xilinx                                                 1.3

BJ's Wholesale Club                                    1.3

Premier Parks                                          1.3

PMC-Sierra                                             1.3

Synopsys                                               1.2

SunGard Data Systems                                   1.2

Family Dollar Stores                                   1.2

--------------------------------------------------------------------------------
Total                                                 37.8%
--------------------------------------------------------------------------------


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share

6 Months Ended 6/30/99


TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Western Wireless                                  28(cents)

Circuit City Stores                               19

SCI Systems *                                     11

Xilinx                                            11

BJ Services                                       11

PMC-Sierra                                        10

Univision Communications                          10

Smith International                               10

Jones Apparel Group                                9

Analog Devices                                     9

--------------------------------------------------------------------------------
Total                                            128(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Network Associates **                           - 13

Omnicare                                          13

Romac International                               11

AmeriSource Health *                               6

MSC                                                5

Total Renal Care Holdings                          5

Henry Schein                                       5

Allied Waste Industries **                         4

Suiza Foods                                        4

NOVA                                               4

--------------------------------------------------------------------------------
Total                                           - 70
--------------------------------------------------------------------------------


12 Months Ended 6/30/99

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Western Wireless                                  30(cents)

Circuit City Stores                               21

Xilinx                                            21

Biogen                                            20

Analog Devices                                    14

PMC-Sierra                                        14

Univision Communications                          14

Gilead Sciences                                   12

SCI Systems *                                     11

Netscape Communications ***                       11

--------------------------------------------------------------------------------
Total                                            168(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Omnicare                                        - 14(cents)

Warnaco Group                                     11

Paging Network **                                 10

Romac International                               10

Quorum Health Group **                             9

Corporate Express **                               8

Security Capital Group **                          8

MSC                                                8

Renaissance Worldwide **                           8

AMRESCO **                                         7

--------------------------------------------------------------------------------
Total                                           - 93(cents)
--------------------------------------------------------------------------------

  *  Position added
 **  Position eliminated
***  Position added and eliminated


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


Mid-Cap Growth Portfolio
As of 6/30/99

                  MGP               S&P              Lipper

12/31/96          10000             10000            10000

6/30/97           10630             11299            10703

6/30/98           13880             14367            13232

6/30/99           16129             16836            15709


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Mid-Cap Growth Portfolio
Periods Ended 6/30/99

                                            Since         Inception
                           1 Year       Inception              Date
--------------------------------------------------------------------------------
                           16.21%          21.12%          12/31/96


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio
(Unaudited)

                               For a share outstanding throughout each period
--------------------------------------------------------------------------------
                                 6 Months              Year         12/31/96
                                    Ended             Ended          Through
                                  6/30/99          12/31/98         12/31/97
NET ASSET VALUE
Beginning of period               $ 14.27           $ 11.88          $ 10.00

Investment activities
  Net investment income                --             (0.01)              --
  Net realized and
  unrealized gain (loss)             1.60              2.61             1.88
  Total from investment
  activities                         1.60              2.60             1.88

Distributions
  Net realized gain                   --              (0.21)             --

NET ASSET VALUE
  End of period                   $ 15.87           $ 14.27          $ 11.88

Ratios/Supplemental Data

Total return(diamond)               11.21%            22.08%           18.80%

Ratio of total expenses to
average net assets                   0.85%!            0.85%           0 .85%!

Ratio of net investment income
to average net assets               (0.07)%!          (0.11)%             --

Portfolio turnover rate              51.2%!            47.8%            40.3%

Net assets, end of period
(in thousands)                    $53,427           $29,911          $15,272

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!          Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
June 30, 1999 (Unaudited)

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  91.2%


FINANCIAL  9.3%

Bank and Trust  0.8%

North Fork Bancorporation                                20,200   $      430

                                                                         430
Insurance  3.8%

ACE Limited                                               9,200          260

E.W. Blanch                                               3,400          232

Fairfax Financial (CAD) *                                 1,000          268

MGIC Investment                                           8,300          404

Protective Life                                          12,800          422

Radian Group                                              9,200          449

                                                                       2,035

Financial Services  4.7%

Capital One Financial                                    10,100          562

Heller Financial                                         18,300          509

The CIT Group (Class A)                                  18,600          537

Waddell & Reed Financial

  (Class A)                                              24,300          667

Waddell & Reed Financial

  (Class B)                                               8,100          219

                                                                       2,494

Total Financial                                                        4,959


HEALTH CARE  12.2%

Pharmaceuticals  2.4%

ALZA *                                                   11,000          560

Shire Pharmaceuticals ADR *                               5,300          137

Teva Pharmaceutical

  Industries ADR                                         12,200          602

                                                                       1,299

Biotechnology  3.5%

Biogen *                                                  8,700          560

Centocor *                                                4,900          229

Gilead Sciences *                                        11,200          584

MedImmune *                                               6,000          407

Sepracor *                                                1,000           81

                                                                       1,861

Medical Instruments and Devices  2.0%

Millipore                                                 6,000          243

Sybron International *                                   21,100          582

Waters *                                                  4,500          239

                                                                       1,064

Health Care Services  4.3%

Covance *                                                19,900   $      476

HCR Manor Care *                                         14,700          356

Omnicare                                                 39,100          494

Total Renal Care Holdings *                              27,500          428

Wellpoint Health Networks *                               6,400          543

                                                                       2,297

Total Health Care                                                      6,521


CONSUMER  19.5%

Soft Goods Retailers  1.6%

Family Dollar Stores                                     26,300          631

Saks *                                                    8,900          257

                                                                         888

Hard Goods Retailers  8.8%

AutoZone *                                               12,200          367

BJ's Wholesale Club *                                    23,200          698

Borders Group *                                          16,500          261

Circuit City Stores                                      14,100        1,311

Costco Companies *                                        5,500          440

General Nutrition *                                       2,800           65

Kroger *                                                  9,800          274

ShopKo Stores *                                          14,600          529

Whole Foods Market *                                     15,600          749

                                                                       4,694

Consumer Non-Durables  3.8%

Boyds Collection Limited *                               18,900          327

Jones Apparel Group *                                    24,000          824

Warnaco Group (Class A)                                  32,700          875

                                                                       2,026

Restaurants  1.2%

Outback Steakhouse *                                     15,900          624

                                                                         624

Food and Beverages  1.4%

Suiza Foods *                                            17,700          741

                                                                         741

Entertainment  2.7%

Mirage Resorts *                                          3,700           62

Premier Parks *                                          18,600          683

Royal Caribbean Cruises                                  16,200          709

                                                                       1,454

Total Consumer                                                        10,427


TECHNOLOGY  12.2%

Computer Hardware  2.1%

Sanmina *                                                 3,100   $      235

SCI Systems *                                            18,300          869

                                                                       1,104

Computer Software  3.4%

BMC Software *                                            6,100          329

Citrix Systems *                                          2,800          158

Intuit *                                                  3,400          307

Parametric Technology *                                  26,900          374

Synopsys *                                               11,900          656

                                                                       1,824

Peripherals  0.8%

Molex (Class A)                                          12,800          406

                                                                         406

Semiconductors and Components  5.5%

Analog Devices *                                         15,000          753

KLA-Tencor *                                              4,300          279

Maxim Integrated Products *                               7,900          525

PMC-Sierra *                                             11,500          678

Xilinx *                                                 12,200          699

                                                                       2,934

E-Commerce  0.4%

Sterling Commerce *                                       6,100          223

                                                                         223

Total Technology                                                       6,491



BUSINESS SERVICES  30.1%

Telecom Services  4.6%

Crown Castle International *                             12,200          254

Omnipoint *                                              14,700          425

Rogers Communications *                                  11,600          188

Voicestream Wireless *                                   25,800          734

Western Wireless                                         32,000          865

                                                                       2,466

Computer Services  10.5%

Acxiom *                                                 18,000          449

Affiliated Computer Services

  (Class A) *                                            20,800        1,053

Ceridian *                                               11,800          386

Concord EFS *                                             3,700          157

DST Systems *                                             1,750          110

Galileo International                                    17,700          946

National Data                                            12,900          551

NOVA *                                                   37,500   $      938

Saville Systems ADR *                                    26,900          391

SunGard Data Systems                                     18,900          652

                                                                       5,633

Distribution  4.9%

AmeriSource Health *                                     20,200          515

Henry Schein *                                           12,500          396

Ingram Micro *                                           21,000          541

MSC *                                                    15,900          163

Richfood Holdings                                        14,400          254

U.S. Foodservice *                                       17,100          729

                                                                       2,598

Media and Advertising  3.2%

Catalina Marketing *                                      4,900          451

Clear Channel

  Communications *                                        2,500          172

Outdoor Systems *                                        20,600          752

Univision Communications *                                5,200          343

                                                                       1,718

Environmental  1.8%

Republic Services (Class A) *                            37,900          938

                                                                         938

Miscellaneous Business Services  4.9%

CIBER *                                                  28,100          537

Gartner Group (Class A) *                                21,700          445

Interim Services *                                       22,300          460

Robert Half International *                               8,800          229

Romac International *                                    26,100          231

Sodexho Marriott Services *                               9,900          190

Viad                                                     16,500          510

                                                                       2,602

Transportation  0.2%

C.H. Robinson Worldwide                                   2,700           99

                                                                          99

Total Business Services                                               16,054


ENERGY  2.9%

Energy Services  2.9%

BJ Services *                                            25,000          736

Ocean Energy *                                           25,500          246

Smith International                                      13,500          586

Total Energy                                                           1,568


INDUSTRIAL  5.0%

Defense and Aerospace  0.6%

BE Aerospace *                                           16,700   $      313

                                                                         313

Specialty Chemicals  0.7%

Great Lakes Chemical                                      7,900          364

                                                                         364

Machinery  3.7%

Danaher                                                   9,800          569

Pentair                                                   9,500          435

Teleflex                                                 11,300          491

United Rentals *                                         17,700          522

                                                                       2,017

Total Industrial                                                       2,694

Total Common Stocks (Cost  $39,251)                                   48,714


SHORT-TERM INVESTMENTS  10.5%

Money Market Funds  10.5%

Government Reserve Investment

  Fund, 4.77% #                                       5,642,639        5,643

Total Short-Term Investments
(Cost  $5,643)                                                         5,643

Total Investments in Securities

101.7% of Net Assets (Cost $44,894)                                  $54,357

Other Assets Less Liabilities                                           (930)

NET ASSETS                                                           $53,427
                                                                   ----------
Net Assets Consist of:

Accumulated net investment income -
net of distributions                                                    $(14)

Accumulated net realized gain/loss -
net of distributions                                                   1,303

Net unrealized gain (loss)                                             9,463

Paid-in-capital applicable to 3,365,501
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                            42,675

NET ASSETS                                                           $53,427
                                                                   ----------

NET ASSET VALUE PER SHARE                                             $15.87
                                                                   ----------
  #   Seven-day yield
  *   Non-income producing
ADR   American Depository Receipt
CAD   Canadian dollar

The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/99

Investment Income

Income
  Interest                                                         $      99
  Dividend                                                                47
  Total income                                                           146

Expenses
  Investment management and administrative                               160

Net investment income                                                    (14)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                 1,262
Change in net unrealized gain or loss on securities                    3,583
Net realized and unrealized gain (loss)                                4,845
                                                                   ----------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $4,831

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
(Unaudited)
In thousands

                                                  6 Months                  Year
                                                     Ended                 Ended
                                                   6/30/99              12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $        (14)        $        (21)
  Net realized gain (loss)                           1,262                  394
  Change in net unrealized gain or loss              3,583                4,055
  Increase (decrease) in net
  assets from operations                             4,831                4,428

Distributions to shareholders
  Net realized gain                                   --                   (415)

Capital share transactions*
  Shares sold                                       24,814               20,628
  Distributions reinvested                            --                    415
  Shares redeemed                                   (6,129)             (10,417)

  Increase (decrease) in net
  assets from capital
  share transactions                                18,685               10,626

Net Assets

  Increase (decrease) during period                 23,516               14,639
  Beginning of period                               29,911               15,272
  End of period                               $     53,427         $     29,911
                                              ------------         ------------

*Share information

  Shares sold                                        1,696                1,598
  Distributions reinvested                              --                   32
  Shares redeemed                                     (425)                (821)
  Increase (decrease) in shares outstanding          1,271                  809

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
June 30, 1999 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $25,733,000 and $8,922,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $44,894,000. Net unrealized gain aggregated $9,463,000 at period-end, of which $11,137,000 related to appreciated investments and $1,674,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all inclusive fee, of which $17,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

T. Rowe Price Mid-Cap Growth Portfolio

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $99,000 and are reflected as interest income in the accompanying Statement of Operations.


Invest With Confidence(registered trademark)
T. Rowe Price
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP657 (6/99)

K15-071  6/30/99